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                                                                   Exhibit 99.1


PROXY

                         ANADARKO PETROLEUM CORPORATION

                       SOLICITED BY THE BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 13, 2000

The undersigned stockholder hereby appoints ROBERT J. ALLISON, JR. AND SUZANNE SUTER, and any one of them, with power of substitution and revocation, the attorneys of the undersigned to vote all shares registered in the name of the undersigned with respect to the proposals on the issuance of the Anadarko common shares pursuant to the proposed merger transaction involving Anadarko and Union Pacific Resources Group Inc., the amendment to the Restated Certificate of Incorporation to increase the maximum size of the board of directors, the amendment to the Restated Certificate of Incorporation to increase the authorized number of Anadarko common shares, and the amendment to the 1999 Stock Incentive Plan; and on all other matters which may come before the Special Meeting of Stockholders of Anadarko Petroleum Corporation to be held on Thursday, July 13, 2000 at 2:00 p.m. (CDT) or any adjournment or postponement thereof.

PLEASE VOTE ON ANY ITEM AS INDICATED ON THE REVERSE SIDE. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

       (Continued, and to be marked, dated and signed, on the other side)



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                            - FOLD AND DETACH HERE -


                             YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:


     1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

     2. Call TOLL FREE 1-800-840-1208 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

     3.   Vote by Internet at our Internet Address: http://www.eproxy.com/apc


                                   PLEASE VOTE


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                                                              Please mark
                                                              your votes   [X]
                                                              like this

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.

                                                                                       FOR          AGAINST          ABSTAIN
Item 1-APPROVAL OF THE ISSUANCE OF ANADARKO COMMON SHARES PURSUANT TO THE              [ ]            [ ]              [ ]
PROPOSED MERGER

                                                                                       FOR          AGAINST          ABSTAIN
Item 2-APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO       [ ]            [ ]              [ ]
INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS FROM NINE TO 15 DIRECTORS

                                                                                       FOR          AGAINST          ABSTAIN
Item 3-APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO       [ ]            [ ]              [ ]
INCREASE THE AUTHORIZED NUMBER OF ANADARKO COMMON SHARES FROM 300,000,000 TO
450,000,000

Item 4-APPROVAL OF THE AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN                      FOR          AGAINST          ABSTAIN
                                                                                       [ ]            [ ]              [ ]


ALL OTHER MATTERS THAT MAY COME BEFORE THE MEETING


                             PLEASE VOTE YOUR PROXY


Signature ________________________________________________ Date ________________
Please sign as your name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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                            - FOLD AND DETACH HERE -


                         VOTE BY TELEPHONE OR INTERNET
                        QUICK  ***  EASY  ***  IMMEDIATE


          YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF THREE WAYS:


1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone telephone 24 hours a day-7 days a week

    THERE IS NO CHARGE TO YOU FOR THIS CALL. -- HAVE YOUR PROXY CARD IN HAND.

You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on all proposals, press 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

         Proposal 1 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

         Proposal 2 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

         Proposal 3 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

         Proposal 4 -- To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.
                                       OR

2. VOTE BY INTERNET: Follow the instructions at our Website Address: http://www.eproxy.com/apc

                                       OR

3. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

 NOTE: IF YOU VOTE BY INTERNET OR TELEPHONE, THERE IS NO NEED TO MAIL BACK YOUR
                                  PROXY CARD.

                              THANK YOU FOR VOTING